Exhibit 10.2
REGISTRATION RIGHTS AGREEMENT
     This Registration Rights Agreement, dated as of September 17, 2007 (this “Agreement”), is entered into by and among the investors signatory hereto (each a “Holder” and together the “Holders”), and PC Mall, Inc., a Delaware corporation (the “Parent”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Merger Agreement (as defined below).
RECITALS
          A. The Parent, Mall Acquisition 2, Inc., a Delaware corporation and wholly-owned subsidiary of the Parent (the “Merger Sub”), the Holders and SARCOM, Inc., a Delaware corporation (the “Company”), are party to that certain Agreement and Plan of Merger, dated as of August 17, 2007 (the “Merger Agreement”), pursuant to which the Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and a wholly-owned subsidiary of the Parent.
          B. Upon the Closing of the transactions contemplated by and in the Merger Agreement, the Holders will receive shares of common stock of the Parent as a result of the Merger and pursuant to the terms of the Merger Agreement. The shares of common stock of the Parent to be so received by the Holders are referred to herein as “Parent Shares.”
          C. The Parent Shares will be issued by the Parent without registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to exemptions from registration contained in the Securities Act, and as such the Parent Shares will be “restricted securities” under the Securities Act.
          D. The Parent desires to grant to the Holders the registration rights set forth herein with respect to the Parent Shares.
          E. Execution and delivery of this Agreement is a condition to the Parent’s and the Holders’ respective obligations to consummate the Closing as contemplated by the Merger Agreement.
AGREEMENT
     NOW, THEREFORE, the parties to this Agreement hereby agree as follows:
     1. Shelf Registration.
          (a) Subject to the provisions of Section 3, the Parent shall use its reasonable best efforts to prepare and file not later than thirty (30) days following the Closing Date (the “Filing Deadline”) with the U.S. Securities and Exchange Commission (the “SEC”) a “shelf” registration statement with respect to the Parent Shares on an appropriate form, as determined by

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the Parent, for a resale offering of the Parent Shares to be made on a continuous basis pursuant to Rule 415 under the Securities Act (the “Shelf Registration Statement”).
          (b) The Shelf Registration Statement shall provide for the public resale by the Holders either in the public market or in negotiated transactions from time to time. If otherwise approved in Parent’s sole and absolute discretion, the Shelf Registration Statement may include the registration for public resale of shares held by any other director, officer or affiliate of the Parent or their associates. The Parent shall use its commercially reasonable efforts to cause the Shelf Registration Statement to be declared effective promptly after its filing with the SEC, and shall use its commercially reasonable efforts to keep such Shelf Registration Statement continuously effective for a period from the date such registration is initially declared effective through the earliest to occur of (i) the second anniversary of the Closing Date, (ii) the date on which all of the Parent Shares have been transferred by the Holders, and (iii) the date on which the Parent Shares may be sold or transferred pursuant to Rule 144 under the Securities Act without any volume or manner of sale restrictions thereunder. For the purposes of this Agreement, the term “Rule 144” shall mean Rule 144 promulgated under the Securities Act, as such rule may be amended from time to time, or any similar or successor rule (other than Rule 144A promulgated under the Securities Act) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.
          (c) If the Parent fails to file the Shelf Registration Statement with the SEC on or prior to the Filing Deadline, then each Holder shall have the right, at its election in its sole discretion, to require the Parent to repurchase all (or any portion) of the Parent Shares held by such Holder at a per share price equal to the average closing price of shares of the Buyer Stock on the Nasdaq Global Market for the period of twenty (20) consecutive trading days immediately preceding the Closing Date, as reported by The Nasdaq Stock Market LLC (the “Repurchase Price”). Each such Holder shall have until ten (10) business days following the Filing Deadline to provide written notice of such election to the Parent, which notice shall specify the number of Parent Shares to be repurchased by the Parent. Notwithstanding anything to the contrary herein, the Parent shall have no obligation to repurchase any Parent Shares that are not free and clear of all Encumbrances, and the applicable Holder shall represent and warrant to the Parent at the closing of such repurchase that the Parent Shares so repurchased are free and clear of all Encumbrances other than any Encumbrances created by the Parent or arising out of ownership of such Company Shares by the Parent. The closing of the Parent’s repurchase of the Parent Shares held by such Holder shall occur at a time and place mutually acceptable to the Parent and the Holder, but in any event shall occur no later than twenty (20) business days following the Filing Deadline. At the closing of such repurchase, (i) the Parent shall wire immediately available funds equal to the Repurchase Price times the number of Parent Shares to be repurchased to an account designated by such Holder at least two (2) business days prior to the closing, (ii) the Holder shall deliver to the Company stock certificates representing the Parent Shares being repurchased thereat, accompanied by stock powers duly endorsed in blank or duly executed instruments of transfer sufficient to vest title thereof in the Parent, and (iii) the Parent and the Holder shall execute and deliver to one another such additional certificates, documents, information and materials as the other may reasonably request in connection with consummating

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the repurchase of such Parent Shares in accordance with the terms hereof. Upon the closing of the repurchase of Parent Shares held by a Holder pursuant to this Section 1(c), this Agreement shall be deemed to be automatically terminated in all respects with respect to such Holder and the Parent shall have no further obligations or liabilities hereunder with respect to such Holder. The repurchase rights contained in this Section 1 shall be the Holders’ exclusive remedy for the Buyer’s failure to file the Shelf Registration Statement on or prior to the Filing Deadline.
     (d) Notwithstanding anything in this Section 1 to the contrary, the Parent’s obligations under this Section 1 shall be tolled if and to the extent the Company’s independent auditor cannot or will not provide its consent and certification with respect to the Audited Financial Statements, as well as any updated consents and certifications, as may be reasonably necessary in the Parent’s discretion in order for the Parent to comply with applicable Law with respect to the Shelf Registration Statement, including any Laws which may require audited financial statement disclosure related to the Company if the Company would be deemed (in the Parent’s discretion) a “significant subsidiary” (as defined in Rule 1-02 of Regulation S-X promulgated under the Exchange Act) of the Parent.
     2. Registration Procedures. Unless an applicable Holder notifies the Parent to the contrary prior to the filing of the Shelf Registration Statement, all Parent Shares which such Holder is entitled to have included under the Shelf Registration Statement shall be so included (subject to Section 3). Parent shall, no less than five (5) business days prior to filing the Shelf Registration Statement or any amendment or supplement thereto, furnish to each of the Holders a copy of the Shelf Registration Statement as proposed to be filed and permit each such Holder to provide comments on the proposed Shelf Registration Statement (which comments must be provided to the Parent within three (3) business days of receipt of the proposed Shelf Registration Statement), and thereafter the Parent shall furnish to such Holders such number of conformed copies of the Shelf Registration Statement, each amendment and supplement thereto (in each case including all exhibits filed therewith), the prospectus included in the Shelf Registration Statement (including each applicable preliminary prospectus), and such other documents as such Holders may reasonably request, in order to facilitate the disposition of the Parent Shares owned by such Holders. After the filing of the Shelf Registration Statement, the Parent shall promptly notify each Holder of any stop order issued by the SEC with respect thereto and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered. At any time when a prospectus relating to the Shelf Registration Statement is required to be delivered under the Securities Act, the Parent shall promptly notify each Holder of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Parent Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly make available to each Holder any such supplement or amendment.
     3. Holder Information. Each Holder whose Parent Shares are, or are to be, registered on the Shelf Registration Statement shall promptly furnish in writing to the Parent such information regarding such Holder, the Parent Shares held by such Holder, the intended plan of distribution of such Parent Shares, and any other information regarding the same that

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may be required under applicable laws in connection with the registration of the Parent Shares as contemplated herein or that the Parent may from time to time reasonably request in connection with the Shelf Registration Statement and the performance of its obligations hereunder. Without limiting the generality of the foregoing, each Holder agrees to promptly furnish to the Parent all information required to be disclosed in order to make the information previously furnished to the Parent by or on behalf of such Holder not misleading, whether as a result of a material misstatement, material omission or otherwise. Each Holder agrees that the obligations of Parent under Section 1 shall be subject to the timely compliance by such Holder with the requirements of this Section 3. The Parent may, in its sole discretion, exclude from registration on the Shelf Registration Statement the Parent Shares of any Holder if such Holder fails to furnish the information reasonably requested by the Parent pursuant hereto within five (5) business days after receiving such request. The Parent may, in its sole discretion, but shall not be required to, cause any of the Parent Shares held by a Holder that were not previously included in and registered under the Shelf Registration Statement (or any amendment or supplement thereof) to be subsequently included in and registered under the Shelf Registration Statement through an appropriate amendment or supplement thereof. Any sale or other disposition of any Parent Shares by any Holder pursuant to the Shelf Registration Statement shall constitute a representation and warranty by such Holder that the information relating to such Holder and its plan of distribution is as set forth in the prospectus delivered by such Holder in connection with such sale or disposition, that such prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to such Holder or its plan of distribution and that such prospectus does not as of the time of sale omit to state any material fact relating to such Holder or its plan of distribution necessary to make the statements in such prospectus, in the light of the circumstances under which they were made, not misleading. Each Holder agrees that it will promptly notify the Parent following any sale or other disposition of Parent Shares by such Holder pursuant to the Shelf Registration Statement by delivering a written notice to the Parent substantially in the form attached hereto as Exhibit A. In furtherance of each Holder’s obligations to provide the information referred to in this Section 3, concurrently with its execution and delivery of this Agreement, each such Holder is delivering to the Parent a completed and executed questionnaire in the form attached hereto as Exhibit B, and the Holder delivering the same hereby represents and warrants that the responses and other information provided by such Holder therein are true, correct and complete.
     4. Supplemental or Amended Prospectus. Each Holder agrees that, upon receipt of any notice from the Parent of its intention to supplement or amend the prospectus included in the Shelf Registration Statement, such Holder will forthwith discontinue disposition of Parent Shares pursuant to the Shelf Registration Statement until such Holder’s receipt of a copy of the prospectus as so supplemented or amended (which the Parent shall undertake to prepare, file and provide to the Holders as promptly as practicable), and thereafter such Holder shall only dispose of Parent Shares upon delivery of the prospectus as so supplemented or amended to the transferee of such Parent Shares. Each Holder agrees that it will immediately notify the Parent at any time upon the happening of an event of which such Holder has knowledge as a result of which, or if such Holder otherwise becomes aware that, information previously furnished by such Holder to the Parent in writing for inclusion in a prospectus relating to Shelf Registration Statement that is required to be delivered under the Securities Act contains an untrue statement of a material fact (relating to such information previously furnished by the Holder) or omits to

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state any material fact (relating to such information previously furnished by the Holder) required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made.
     5. Registration Expenses. The Parent shall pay and be solely responsible for the Parent’s legal and accounting fees and expenses incurred in connection with the preparation, filing and maintaining the continued effectiveness of the Shelf Registration Statement as required hereunder, including any registration or filing fees charged by the SEC in connection with the filing of the Shelf Registration Statement. The Holders shall pay and shall be solely responsible for any and all underwriting fees, discounts, commissions or similar or related fees and expenses attributable to the sale of the Parent Shares pursuant to the Shelf Registration Statement, as well as any and all other out-of-pocket expenses of any Holder (including Holder’s legal and accounting fees and expenses), and any and all transfer and other taxes, relating to the registration and resale of the Parent Shares pursuant to the Shelf Registration Statement.
     6. Indemnification by the Parent. The Parent agrees to indemnify, defend and hold harmless each Holder, their agents and affiliates from and against any and all Losses caused by any untrue statement of a material fact contained in the Shelf Registration Statement or a related prospectus relating to the Parent Shares (as the same may be amended or supplemented) or any preliminary prospectus with respect thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such Losses are caused by any such untrue statement or omission based upon information furnished in writing to the Parent by such Holder or on such Holder’s behalf for inclusion therein.
     7. Indemnification by Holders. Each Holder shall indemnify and hold harmless the Parent, its officers, directors, employees, agents, subsidiaries and affiliates from and against any and all Losses caused by any untrue statement of a material fact contained in the Shelf Registration Statement or a related prospectus relating to the Parent Shares (as the same may be amended or supplemented) or any preliminary prospectus with respect thereto, or caused by any omission or alleged to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but only with respect to information relating to such Holder furnished in writing by such Holder or on such Holder’s behalf for use in the Shelf Registration Statement or a related prospectus relating to the resale of the Parent Shares, or any amendment or supplement thereto, or any preliminary prospectus with respect thereto.
     8. Indemnification Proceedings. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action against such indemnified party, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party except to the extent the failure of the indemnified party to provide such written notification actually prejudices the ability of the indemnifying party to defend such action. In case any such action is brought against any indemnified party, and it

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notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party hereunder for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified parties as a group shall have the right to employ one separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party unless (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, or (ii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party and the indemnified party shall have been reasonably advised by its counsel that there may be one or more legal defenses available to the indemnifying party different from or in conflict with any legal defenses which may be available to the indemnified party or any other indemnified party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for the indemnified party, which firm shall be designated in writing by the indemnified party). No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld or delayed so long as such settlement includes a full release of claims against the indemnified party. All expenses of the indemnified party (including costs of defense and investigation incurred in a manner not inconsistent with this Section and, except as otherwise provided above, reasonable attorneys’ fees and expenses) shall be paid by the indemnifying party to the indemnified party within ten (10) business days of written notice thereof with reasonably detailed and reliable supporting documentation to the indemnifying party; provided, that the indemnifying party may require such indemnified party to undertake to reimburse the indemnifying party for all of such fees and expenses, with interest at market rates, if and to the extent that it is finally judicially determined that such indemnified party is not entitled to indemnification hereunder.
     9. Certain Restrictions on Sale by Holders. To the extent not inconsistent with applicable law, each Holder whose securities are included in the Shelf Registration Statement agrees not to effect any sale or distribution of the Parent Shares being registered, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the Securities Act, during the 14 days prior to, and during the 90-day period beginning on, the effective date of a registration statement (except the Shelf Registration Statement), if and to the extent reasonably requested in writing by the Parent.
     10. Material Disclosure. If the Parent determines in its reasonable judgment that the filing of the Shelf Registration Statement or the use of any related prospectus would require the

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disclosure of material non-public information that the Parent has a bona fide business purpose for preserving as confidential, and that the Parent is not otherwise then required by applicable laws or regulations to disclose such information, then upon written notice of such determination by Parent, the rights of the Holders to offer, sell or distribute any Parent Shares pursuant to the Shelf Registration Statement or to require the Parent to take any public action with respect to the registration of any Parent Shares pursuant to the Shelf Registration Statement shall be suspended for a period not to exceed sixty (60) consecutive days or an aggregate of one hundred twenty (120) days in any twelve (12) month period (without liability or penalty to the Parent) until the date, determined by Parent in good faith, that suspension of such rights is no longer necessary. Each Holder agrees that it shall not, during any such period of suspension, offer, sell or distribute any Parent Shares pursuant to the Shelf Registration Statement.
     11. No Report Filing. If all reports required to be filed by the Parent pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), have not been filed by the required date, despite Parent’s commercially reasonable efforts to do so, without regard to any extension, or if the consummation of any business combination by the Parent has occurred or is probable for purposes of Rule 3-05 or Article 11 of Regulation S-X under the Exchange Act, upon written notice thereof by the Parent to the Holders, the rights of the Holders to offer, sell or distribute any Parent Shares pursuant to the Shelf Registration Statement or to require the Parent to take action with respect to the registration of any Parent Shares pursuant to the Shelf Registration Statement shall be suspended (without liability or penalty to Parent) until the date on which the Parent has, exercising diligence and good faith, filed such reports or obtained and filed the financial information required by Rule 3-05 or Article 11 of Regulation S-X to be included or incorporated by reference, as applicable, in the Shelf Registration Statement, and the Parent shall in good faith notify the Holders as promptly as practicable when such suspension is no longer required.
     12. Company Policies. Each of the Holders hereby acknowledges and agrees that, to the extent such Holder is an officer, director or employee of the Parent or its subsidiaries following the Closing, any sales of securities of the Parent made under the Shelf Registration Statement or otherwise shall be subject to such Holder’s compliance with the Parent’s policies with respect to trading in the Parent’s securities applicable to its officers, directors and employees generally.
     13. Waivers and Amendments. This Agreement or any provision hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.
     14. Governing Law. This Agreement and any disputes arising out of or in connection herewith, whether in contract, tort or otherwise, shall be governed by and construed in accordance with the domestic laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.
     15. Successors and Assigns. This Agreement is binding upon and inures to the benefit of the parties hereto and their respective heirs, successors and permitted assigns; provided

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however, that the rights granted the Holders under this Agreement may not be assigned to any person without the prior written consent of Parent.
     16. Entire Agreement. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof.
     17. Notices, etc. All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given (i) when delivered personally to the recipient, (ii) one business day after being sent to the recipient by reputable overnight courier service (charges prepaid), (iii) one business day after being sent to the recipient by facsimile transmission (with electronic confirmation of receipt), or (iv) four business days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, and addressed to the intended recipient as set forth on the signature pages hereto. Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.
     18. Severability. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement or any provision of the other Agreement s shall not in any way be affected or impaired thereby.
     19 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.
Signature Page Follows

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     IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed, on the day and year first above written.

PC MALL, INC.

By:	/s/ Brandon H. La Verne

Name:	Brandon H. La Verne

Title:	Interim Chief Financial Officer

HOLDERS:

MAJORITY STOCKHOLDERS:

ZOHAR CDO 2003-1, LIMITED

	By:	Patriarch Partners VIII, LLC its Collateral Manager

		By:	/s/ Lynn Tilton
		Name:	Lynn Tilton
		Title:	Manager

ZOHAR II 2005-1, LIMITED

	By:	Patriarch Partners XIV, LLC its Collateral Manager

		By:	/s/ Lynn Tilton
		Name:	Lynn Tilton
		Title:	Manager

/s/ Charles E. Sweet
Charles E. Sweet

ROBERT F. ANGART & COMPANY

		By:	/s/ Robert F. Angart
		Name:	Robert F. Angart
		Title:	President
Signature Page to Registration Rights Agreement

/s/ John R. Strauss
John R. Strauss

/s/ Daniel A. Schneider
Daniel A. Schneider

/s/ Howard Schapiro Howard Schapiro
Signature Page to Registration Rights Agreement

Exhibit A
FORM OF NOTICE OF TRANSFER PURSUANT TO REGISTRATION STATEMENT
Date:
PC Mall, Inc.
Attn: General Counsel
2555 West 190th Street, Suite 201
Torrance, CA 90504
Facsimile: (310) 353-7411
Re:      Transfer of PC Mall, Inc. Common Stock
Ladies and Gentlemen:
Please be advised that the undersigned transferor has transferred the number of shares of common stock, par value $0.001 per share (the “Common Stock”), of PC Mall, Inc. (the “Company”) indicated below pursuant to that certain Registration Statement on Form S-3 filed by the Company pursuant to the terms of that certain Registration Rights Agreement, dated as of [                          ], 2007 (the “Registration Rights Agreement”), by and among the Company and the investors party thereto, including the undersigned. This Notice is provided pursuant to Section 3 of the Registration Rights Agreement.
The undersigned hereby certifies that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied with respect to the transfer described above and the undersigned is named as a selling stockholder in the prospectus dated [                          ], as amended or supplemented.
Very truly yours,

By:
Name:
Title:

Transferee Name:
Number of Shares Transferred:
Date of Transfer:

A-1

Exhibit B
FORM OF SELLING STOCKHOLDER NOTICE AND QUESTIONNAIRE
     Reference is hereby made to that certain Agreement and Plan of Merger, dated as of August 17, 2007 (the “Merger Agreement”), by and among PC Mall, Inc. (the “Company”), Mall Acquisition 2, Inc., SARCOM, Inc. and certain of its stockholders (the “Holders”), including the undersigned. Upon the closing of the transactions contemplated by and in the Merger Agreement, the undersigned will become the beneficial holder of shares of common stock (“Common Stock”), par value $0.001 per share, of the Company received as consideration pursuant to the terms of the Merger Agreement. The undersigned understands that the Company intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-3 (the “Shelf Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Common Stock in accordance with the terms of the Registration Rights Agreement entered into by and among the Company and the Holders pursuant to the terms of the Merger Agreement (the “Registration Rights Agreement”). All capitalized terms used but not otherwise defined herein shall have the meaning ascribed thereto in the Registration Rights Agreement.
     Each of the Holders is entitled to the benefits of the Registration Rights Agreement in accordance with and subject to the terms thereof. In order to sell or otherwise dispose of any Common Stock pursuant to the Shelf Registration Statement, a Seller generally will be required by applicable law to be named as a selling stockholder in the Shelf Registration Statement and the related prospectus, deliver a prospectus to purchasers of Common Stock and be bound by those provisions of the Registration Rights Agreement applicable to such Seller (including certain indemnification provisions, as described below). A Seller cannot be named as a selling stockholder in the related prospectus without providing the information requested in this Notice and Questionnaire. In addition to the information requested in this Notice and Questionnaire, the Company may from time to time request additional information from the Holders, or any of them, pursuant to the terms of the Registration Rights Agreement.
     Certain legal consequences arise from being named as a selling stockholder in the Shelf Registration Statement and the related prospectus. Accordingly, the Holders are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Shelf Registration Statement and the related prospectus.
Notice
     The undersigned Seller (the “Selling Stockholder”) hereby gives notice to the Company of its intention to sell or otherwise dispose of the Common Stock to be received by it pursuant to the Merger Agreement pursuant to the Shelf Registration Statement. Pursuant to the terms of the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Company and its officers, directors, employees, agents, subsidiaries and affiliates from and against certain losses as set forth therein, including any such losses that may occur based upon information provided by the Selling Stockholder herein.

Questionnaire
1.	(a)	Full Legal Name of Selling Stockholder:
(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Common Stock is or is to be held:

(c)	Full Legal Name of Natural Control Person(s) (which means the natural person(s) who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

(d)	Is the Selling Stockholder a broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)?

☐ Yes.

☐ No.

Note. If yes, the SEC’s staff has indicated that the Selling Stockholder should be identified as an underwriter in the Shelf Registration Statement.

(e)	If your response to Item 1(d) above is “no,” is the Selling Stockholder an “affiliate” of a broker-dealer registered pursuant to Section 15 of the Exchange Act?

☐ Yes.

☐ No.

For purposes of this Item 1(e), an “affiliate” of a registered broker-dealer shall include any company that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such broker-dealer, and does not include any individuals employed by such broker-dealer or its affiliates.

(f)	If the Selling Stockholder is an affiliate of a broker-dealer, does the Selling Stockholder certify that it bought the Common Stock in the ordinary course of business, and at the time of the purchase of the Common Stock to be resold, it had no agreements or understandings, directly or indirectly, with any person to distribute the Common Stock?

☐ Yes.

☐ No.

Note. If no, the SEC’s staff has indicated that the Selling Stockholder should be identified as an underwriter in the Shelf Registration Statement.

(g)	Full legal name of person through which the Selling Stockholder holds or will hold the Common Stock (i.e. name of the Selling Stockholder’s broker, if applicable, through which the Common Stock is or will be held):

Name of broker:

DTC No:

Contact person:

Telephone No. (including area code):

E-mail address:
2.	Address for Notices to Selling Stockholder:

Telephone:

Fax:

Contact Person:

E-mail Address:

3.	Beneficial Ownership of other Company securities owned by the Selling Stockholder:

Except as set forth below in this Item (3), the Selling Stockholder is not the beneficial or registered owner of any securities of the Company other than the Common Stock acquired pursuant to the Merger Agreement (“Other Securities”).

Other Securities owned by the Selling Stockholder:
4.	Relationship with the Company:
Except as set forth below, neither the Selling Stockholder nor any of its affiliates, officers, directors or principal equityholders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years, except relationships with SARCOM, Inc. or its affiliates that have previously been disclosed in writing to the Company.
     State any exceptions here:
5.	Short positions:
Does the Selling Stockholder have, or has the Selling Stockholder previously had, any open short positions with respect to the Company’s common stock?

     ☐ Yes.
     ☐ No.
The Company hereby advises you that, according to published interpretations, the SEC’s staff is of the view that short sales of shares covered by the Shelf Registration Statement cannot be made before the Shelf Registration Statement becomes effective because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 of the Securities Act of 1933, as amended, if the shares were effectively sold prior to the effective date.
Selling Stockholders are hereby reminded that Regulation M of the Securities Exchange Act of 1934, as amended, prohibits certain activities by selling stockholders and certain other persons in connection with a distribution of securities. Selling Stockholders are hereby advised to consult their own legal counsel with regard to these prohibitions.
6.	Plan of Distribution:

Except as set forth below, the Selling Stockholder (including its donees or pledgees) intends to distribute the Common Stock acquired pursuant to the Merger Agreement or otherwise listed above in Item (3) pursuant to the Shelf Registration Statement only as follows (if at all). Such Common Stock may be sold from time to time directly by the undersigned or, alternatively, through underwriters, broker-dealers or agents. If the Common Stock is sold through underwriters or broker-dealers, the Selling Stockholder will be responsible for underwriting discounts or commissions or agent’s commissions. Such Common Stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions):
(i)	on any national securities exchange or quotation service on which the Common Stock may be listed or quoted at the time of sale;

(ii)	in the over-the-counter market;

(iii)	in transactions otherwise than on such exchanges or services or in the over-the-counter market; or

(iv)	through the writing of options.
In connection with sales of the Common Stock or otherwise, the undersigned may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Common Stock and deliver Common Stock to close out such short positions, or loan or pledge Common Stock to broker-dealers that in turn may sell such securities.
State any exceptions here:

Note: In no event will such method(s) of distribution take the form of an underwritten offering of the Common Stock without the prior agreement of the Company.
7.	Acknowledgements:
The Selling Stockholder acknowledges that it understands its obligation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Common Stock pursuant to the Shelf Registration Statement. The Selling Stockholder agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.
The Selling Stockholder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons as set forth therein. The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains effective. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing at the address set forth below.
By signing below, the Selling Stockholder consents to the disclosure of the information contained herein and the inclusion of such information in the Shelf Registration Statement and the related prospectus. The Selling Stockholder understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Shelf Registration Statement and the related prospectus.
Once this Notice and Questionnaire is executed by the Selling Stockholder and received by the Company, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and the undersigned with respect to the Common Stock beneficially owned by the undersigned registered on the Shelf Registration Statement.
     This Notice and Questionnaire shall be governed in all respects by the laws of the State of Delaware.

     IN WITNESS WHEREOF, the undersigned Selling Stockholder has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent. The undersigned hereby represents and warrants and warrants that the information provided in this Notice and Questionnaire is accurate and complete.

Selling Stockholder
By:
Name:
Title:

Date: